Exhibit 99.1

SB Financial Group Announces First Quarter 2022 Results

DEFIANCE, OH, April 28, 2022 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the first quarter ended March 31, 2022.

First quarter 2022 highlights over the prior-year first quarter include:

●	Net income of $2.8 million; diluted earnings per share (“EPS”) of $0.40 reflecting a 58.8 percent decrease year over year

●	Adjusted net income, excluding the positive impact of the Originated Mortgage Servicing Rights (“OMSR”) recovery of $890,000 was $2.1 million, with EPS of $0.30

●	Mortgage origination volume of $97.4 million, reflects a decrease of $58.4 million, or 37.5 percent

The twelve months ended March 31, 2022 over the prior-year twelve months include:

●	Loans increased $56.1 million, or 7.1 percent year over year excluding the impact of Paycheck Protection Program (“PPP”) loan balances in 2022 and 2021 of $0.8 and $54.4 million, respectively

●	Deposits increased by $17.9 million, or 1.6 percent to $1.14 billion

Highlights	Three Months Ended
($ in thousands, except per share & ratios)	Mar. 2022	Mar. 2021	% Change
Operating revenue	$14,279	$20,547	-30.5%
Interest income	9,395	10,705	-12.2%
Interest expense	918	1,080	-15.0%
Net interest income	8,477	9,625	-11.9%
Provision for loan losses	-	750	-100.0%
Noninterest income	5,802	10,922	-46.9%
Noninterest expense	10,859	10,909	-0.5%
Net income	2,813	7,081	-60.3%
Earnings per diluted share	0.40	0.97	-58.8%
Return on average assets	0.83%	2.21%	-62.4%
Return on average equity	8.08%	19.78%	-59.2%

Non-GAAP Measures
Adjusted net income	$2,110	$4,943	-57.3%
Adjusted diluted EPS	0.30	0.68	-55.9%

“We had a solid start to the year, with positive loan growth and meaningful mortgage volume considering the rate headwinds” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Asset quality remained strong with minimal net charge-offs in the quarter and the completion of the sale of the large OREO property.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, of $14.3 million was down 30.5 percent from the first quarter of 2021, and down 8.9 percent from the linked quarter.

●	Net interest income was down from the year-ago quarter by 11.9 percent, and down 6.6 percent from the linked quarter as the impact of PPP forgiveness declined.

●	Net interest margin on a fully taxable equivalent (“FTE”) basis was down from the year-ago and linked quarter by 53 and 21 basis points respectively, as cash balances continued to be higher than normal, and PPP balances were down to $792,000 at March 31, 2022.

●	Noninterest income was down 46.9 percent from the year ago quarter due to lower mortgage volume and gain on sale yields. The year over year impact of the OMSR recapture decreased $1.8 million.

Mortgage Loan Business

Mortgage loan originations for the first quarter of 2022 were $97.4 million, down $58.4 million, or 37.5 percent, from the year-ago quarter. Total sales of originated loans were $72.2 million, down $64.6 million, or 47.2 percent, from the year-ago quarter. The Company’s mix of origination continued to move away from refinance in the quarter, as new purchase and construction lending was $61.5 million (63 percent) of volume, with external refinance at $22.1 million (23 percent) and internal refinance at $13.8 million (14 percent).

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.9 million for the first quarter of 2022, compared to $8.2 million for the year-ago quarter. The mortgage servicing valuation adjustment for the first quarter of 2022 was a positive $890,000, compared to a positive adjustment of $2.7 million for the first quarter of 2021. The aggregate servicing valuation impairment ended the quarter at $566,000. The servicing portfolio at March 31, 2022, was $1.38 billion, up $71.5 million, or 5.5 percent, from $1.30 billion at March 31, 2021.

Mr. Klein noted, “Mortgage originations of $97 million reflected the decline in refinance volume, which was down from the linked quarter and the prior year. We recaptured nearly $900,000 on our service rights impairment in the quarter due to the sharp increase in rates. We remain committed to the residential mortgage business line as it continues to be a gateway into more households, and an opportunity to deepen our level of services to existing ones.”

Mortgage Banking
($ in thousands)	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021
Mortgage originations	$97,394	$126,611	$152,623	$164,883	$155,836
Mortgage sales	72,154	110,543	123,083	119,064	136,708
Mortgage servicing portfolio	1,375,554	1,362,962	1,341,439	1,323,804	1,304,097
Mortgage servicing rights	13,135	12,034	11,194	10,678	10,490

Mortgage servicing revenue
Loan servicing fees	861	850	850	830	859
OMSR amortization	(547)	(807)	(943)	(948)	(1,187)
Net administrative fees	314	43	(93)	(118)	(328)
OMSR valuation adjustment	890	581	248	(99)	2,706
Net loan servicing fees	1,204	624	155	(217)	2,378
Gain on sale of mortgages	1,676	3,194	3,947	4,255	5,859
Mortgage banking revenue, net	$2,880	$3,818	$4,102	$4,038	$8,237

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income for the quarter was down 47 percent from the prior year period, primarily due to the decline in net mortgage banking revenue. The mortgage loan gain on sale yields were down 197 basis points from the prior year and the volume of loans sold was down due to volume and the retention of a higher percentage of originations placed on the Company’s balance sheet. Wealth management revenue was up nearly 5 percent from the prior year due to higher retention levels and growth in the equity sector. SB Financial’s Title Agency grew revenue in the quarter to $602,000, up by nearly 16 percent from the prior year period.

For the first quarter of 2022, noninterest expense of $10.9 million was down 0.5 percent from the prior year period. The flat expense relative to the prior year was due to mortgage activity and open positions, offset by higher spending on technology.

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021
Noninterest Income (NII)	$5,802	$6,589	$6,649	$6,537	$10,922
NII / Total Revenue	40.6%	42.1%	39.9%	41.7%	53.2%
NII / Average Assets	1.7%	2.0%	2.0%	2.0%	3.4%
Total Revenue Growth	-46.9%	-13.7%	-15.3%	-10.3%	91.9%

Noninterest Expense (NIE)	$10,859	$11,567	$11,256	$11,076	$10,909
Efficiency Ratio	75.9%	73.7%	67.4%	70.5%	53.0%
NIE / Average Assets	3.2%	3.5%	3.4%	3.3%	3.4%
Net Noninterest Expense/Avg. Assets	-1.5%	-1.5%	-1.4%	-1.4%	0.0%
Total Expense Growth	-0.5%	8.3%	-0.7%	-5.0%	16.0%

Balance Sheet

Total assets as of March 31, 2022, were $1.34 billion, up $9.3 million, or 0.7 percent, year over year due to higher deposit levels, driven by remaining PPP related funds and lower consumer spending. Total shareholders’ equity as of March 31, 2022, was $132.6 million, down 7.9 percent year over year, and represented 9.9 percent of total assets. Total equity reflected common stock repurchases and unrealized net losses on securities available for sale, which reduced other comprehensive income by $11.8 million in the first three months of this year. Tangible book value declined due to the above as well as the 5 percent stock dividend completed in the quarter.

Total loans held for investment were $850.7 million at March 31, 2022, up $2.5 million, or 0.3 percent, from March 31, 2021. Excluding PPP activity from both years, loan balances were up $56.1 million, or 7.1 percent, from the prior year and up $29.2 million, or 3.6 percent, from the end of the linked quarter.

The investment portfolio of $270.6 million, represented 20.3 percent of assets at March 31, 2022, and was up 47.7 percent year over year. Deposit balances of $1.14 billion at March 31, 2022, increased by $17.9 million, or 1.6 percent, since March 31, 2021.

Mr. Klein continued, “Loan growth was a real positive in the quarter as we saw pipeline realization and we were able to reclaim several credits that we had participated out in prior years. We are still seeing a higher level of payoffs and loan pricing has remained very competitive. As we indicated last quarter, we sold the large OREO property during the quarter and now have non-performing assets down to a level of 42 basis points at period end.”

Loan Balances						Annual
($ in thousands, except ratios)	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Growth
Commercial	$124,857	$122,373	$138,085	$149,998	$179,157	$(54,300)
% of Total	14.7%	14.9%	16.3%	17.6%	21.1%	-30.3%
Commercial RE	400,101	381,387	387,858	389,287	385,403	14,698
% of Total	47.0%	46.4%	45.8%	45.8%	45.4%	3.8%
Agriculture	55,741	57,473	57,374	50,895	48,405	7,336
% of Total	6.6%	7.0%	6.8%	6.0%	5.7%	15.2%
Residential RE	214,015	206,324	207,571	203,294	176,998	37,017
% of Total	25.2%	25.1%	24.5%	23.9%	20.9%	20.9%
Consumer & Other	55,957	55,157	55,660	57,039	58,213	(2,256)
% of Total	6.6%	6.7%	6.6%	6.7%	6.9%	-3.9%
Total Loans	$850,671	$822,714	$846,548	$850,513	$848,176	$2,495
Total Growth Percentage						0.3%

Deposit Balances						Annual
($ in thousands, except ratios)	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Growth
Non-Int DDA	$252,273	$247,044	$258,857	$240,572	$273,026	$(20,753)
% of Total	22.2%	22.2%	23.3%	22.0%	24.4%	-7.6%
Interest DDA	211,152	195,464	189,130	187,023	191,593	19,559
% of Total	18.6%	17.6%	17.0%	17.1%	17.1%	10.2%
Savings	236,394	237,571	246,414	235,231	218,260	18,134
% of Total	20.8%	21.3%	22.2%	21.6%	19.5%	8.3%
Money Market	289,699	276,462	258,741	255,512	249,088	40,611
% of Total	25.5%	24.8%	23.3%	23.4%	22.2%	16.3%
Time Deposits	148,553	156,504	158,518	172,696	188,229	(39,676)
% of Total	13.1%	14.1%	14.3%	15.8%	16.8%	-21.1%
Total Deposits	$1,138,071	$1,113,045	$1,111,660	$1,091,034	$1,120,196	$17,875
Total Growth Percentage						1.6%

Asset Quality

SB Financial reported nonperforming assets of $5.6 million as of March 31, 2022, which was down $890,000 or 13.8 percent year over year. The Company recorded $1,000 in net charge-offs in the quarter. The loan loss reserve of $13.8 million is up $478,000 or 3.6 percent year over year and represents 1.62 percent of total loans. OREO balances declined as a result of the sale of a large real estate property.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Mar. 2021	Change
Commercial & Agriculture	$142	$143	$144	$375	$615	$(473)
% of Total Com./Ag. loans	0.08%	0.08%	0.07%	0.19%	0.27%	-76.9%
Commercial RE	544	554	566	1,026	2,402	(1,858)
% of Total CRE loans	0.14%	0.15%	0.15%	0.26%	0.62%	-77.4%
Residential RE	3,198	2,484	2,056	1,751	2,138	1,060
% of Total Res. RE loans	1.49%	1.20%	0.99%	0.86%	1.21%	49.6%
Consumer & Other	409	471	422	463	480	(71)
% of Total Con./Oth. loans	0.73%	0.85%	0.76%	0.81%	0.82%	-14.8%
Total Nonaccruing Loans	4,293	3,652	3,188	3,615	5,635	(1,342)
% of Total loans	0.50%	0.44%	0.38%	0.43%	0.66%	-23.8%
Accruing Restructured Loans	762	725	805	758	794	(32)
Total Change (%)						-4.0%
Total Nonaccruing & Restructured Loans	5,055	4,377	3,993	4,373	6,429	(1,374)
% of Total loans	0.59%	0.53%	0.47%	0.51%	0.76%	-21.4%
Foreclosed Assets and Other Assets	527	2,104	1,601	1,603	43	484
Total Change (%)						1125.6%
Total Nonperforming Assets	$5,582	$6,481	$5,594	$5,976	$6,472	$(890)
% of Total assets	0.42%	0.49%	0.42%	0.46%	0.49%	-13.8%

Webcast and Conference Call

The Company will hold a related conference call and webcast on April 29, 2022, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

In April 2022, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers that consistently reported increased in earnings per share over the last decade. The honor roll review determined that just 17 banks in the U.S., including SB Financial, or 5 percent of all banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	March	December	September	June	March
($ in thousands)	2022	2021	2021	2021	2021

ASSETS
Cash and due from banks	$130,003	$149,511	$138,015	$154,993	$206,036
Interest bearing time deposits	1,894	2,643	2,651	2,906	3,562
Available-for-sale securities	265,311	263,259	248,815	211,756	177,918
Loans held for sale	4,737	7,472	10,335	8,731	8,689
Loans, net of unearned income	850,671	822,714	846,548	850,513	848,176
Allowance for loan losses	(13,804)	(13,805)	(13,812)	(13,306)	(13,326)
Premises and equipment, net	23,039	23,212	23,874	24,343	23,233
Federal Reserve and FHLB Stock, at cost	5,303	5,303	5,303	5,303	5,303
Foreclosed assets and other assets	527	2,104	1,601	1,603	43
Interest receivable	2,815	2,920	2,954	3,000	3,371
Goodwill	23,239	23,191	22,091	22,091	22,091
Cash value of life insurance	17,932	17,867	17,795	17,721	17,651
Mortgage servicing rights	13,135	12,034	11,194	10,678	10,490
Other assets	10,328	12,430	12,361	12,175	12,630
Total assets	$1,335,130	$1,330,855	$1,329,725	$1,312,507	$1,325,867

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$252,273	$247,044	$258,857	$240,572	$273,026
Interest bearing demand	211,152	195,464	189,130	187,023	191,593
Savings	236,394	237,571	246,414	235,231	218,260
Money market	289,699	276,462	258,741	255,512	249,088
Time deposits	148,553	156,504	158,518	172,696	188,229
Total deposits	1,138,071	1,113,045	1,111,660	1,091,034	1,120,196

Short-term borrowings	19,035	15,320	20,771	25,096	24,321
Federal Home Loan Bank advances	5,500	5,500	5,500	5,500	8,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,558	19,546	19,534	19,522	-
Interest payable	536	299	576	417	489
Other liabilities	9,483	21,906	17,082	16,611	18,585
Total liabilities	1,202,493	1,185,926	1,185,433	1,168,490	1,181,901

Shareholders’ Equity
Common stock	61,319	54,463	54,463	54,463	54,463
Additional paid-in capital	14,872	14,944	14,875	14,906	14,755
Retained earnings	94,833	99,716	97,183	93,851	90,883
Accumulated other comprehensive income (loss)	(13,659)	(1,845)	(699)	499	(457)
Treasury stock	(24,728)	(22,349)	(21,530)	(19,702)	(15,678)

Total shareholders’ equity	132,637	144,929	144,292	144,017	143,966

Total liabilities and shareholders’ equity	$1,335,130	$1,330,855	$1,329,725	$1,312,507	$1,325,867

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended
	March	December	September	June	March
($ in thousands, except per share & ratios)	2022	2021	2021	2021	2021
Interest income
Loans
Taxable	$8,052	$8,889	$9,948	$9,196	$9,926
Tax exempt	61	59	52	47	48
Securities
Taxable	1,235	969	939	835	643
Tax exempt	47	86	94	85	88
Total interest income	9,395	10,003	11,033	10,163	10,705

Interest expense
Deposits	618	640	709	818	962
Repurchase agreements & other	13	7	12	12	11
Federal Home Loan Bank advances	39	41	40	51	56
Trust preferred securities	53	49	49	50	51
Subordinated debt	195	188	199	75	-
Total interest expense	918	925	1,009	1,006	1,080

Net interest income	8,477	9,078	10,024	9,157	9,625
Provision for loan losses	-	-	300	-	750

Net interest income after provision for loan losses	8,477	9,078	9,724	9,157	8,875
Noninterest income
Wealth management fees	955	988	959	955	912
Customer service fees	794	827	812	820	758
Gain on sale of mtg. loans & OMSR	1,676	3,194	3,947	4,255	5,859
Mortgage loan servicing fees, net	1,204	624	155	(217)	2,378
Gain on sale of non-mortgage loans	169	44	52	45	17
Title insurance revenue	602	528	508	532	521
Gain (loss) on sale of assets	55	1	1	2	(2)
Other	347	383	215	145	479
Total noninterest income	5,802	6,589	6,649	6,537	10,922

Noninterest expense
Salaries and employee benefits	6,189	6,648	6,689	6,881	6,620
Net occupancy expense	742	846	714	748	740
Equipment expense	854	899	872	778	732
Data processing fees	576	721	671	653	534
Professional fees	950	872	817	574	764
Marketing expense	231	228	201	220	135
Telephone and communication expense	111	148	140	139	154
Postage and delivery expense	116	106	100	97	111
State, local and other taxes	278	288	286	278	323
Employee expense	136	163	186	161	153
Other expenses	676	648	580	547	643
Total noninterest expense	10,859	11,567	11,256	11,076	10,909

Income before income tax expense	3,420	4,100	5,117	4,618	8,888
Income tax expense	607	768	1,014	857	1,807

Net income	$2,813	$3,332	$4,103	$3,761	$7,081

Common share data:
Basic earnings per common share	$0.40	$0.49	$0.59	$0.53	$0.97
Diluted earnings per common share	$0.40	$0.49	$0.58	$0.52	$0.97

Average shares outstanding (in thousands):
Basic:	7,035	6,906	6,966	7,148	7,317
Diluted:	7,100	6,970	7,017	7,200	7,335

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended
	March	December	September	June	March
	2022	2021	2021	2021	2021
SUMMARY OF OPERATIONS
Net interest income	$8,477	$9,078	$10,024	$9,157	$9,625
Tax-equivalent adjustment	29	39	39	35	36
Tax-equivalent net interest income	8,506	9,117	10,063	9,192	9,661
Provision for loan loss	-	-	300	-	750
Noninterest income	5,802	6,589	6,649	6,537	10,922
Total operating revenue	14,279	15,667	16,673	15,694	20,547
Noninterest expense	10,859	11,567	11,256	11,076	10,909
Pre-tax pre-provision income	3,420	4,100	5,417	4,618	9,638
Pretax income	3,420	4,100	5,117	4,618	8,888
Net income	2,813	3,332	4,103	3,761	7,081

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.40	0.49	0.59	0.53	0.97
Diluted earnings per share	0.40	0.49	0.58	0.52	0.97
Common dividends	0.115	0.115	0.110	0.110	0.105
Book value per common share	18.65	21.05	20.83	20.50	19.88
Tangible book value per common share (TBV)	15.31	17.60	17.55	17.27	16.74
Market price per common share	19.91	19.67	18.18	18.50	18.26
Market price to TBV	130.1%	111.8%	103.6%	107.2%	109.1%
Market price to trailing 12 month EPS	10.0	7.7	6.7	6.5	6.4

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.83%	0.99%	1.23%	1.13%	2.21%
Pre-tax pre-provision ROAA	1.01%	1.22%	1.63%	1.39%	3.01%
Return on average equity	8.08%	9.21%	11.35%	10.42%	19.78%
Return on average tangible equity	9.75%	10.92%	13.47%	12.37%	23.52%
Efficiency ratio	75.93%	73.72%	67.40%	70.46%	53.01%
Earning asset yield	2.96%	3.17%	3.25%	3.56%	3.66%
Cost of interest bearing liabilities	0.39%	0.40%	0.44%	0.44%	0.50%
Net interest margin	2.67%	2.87%	3.20%	2.93%	3.20%
Tax equivalent effect	0.01%	0.02%	0.01%	0.01%	0.01%
Net interest margin, tax equivalent	2.68%	2.89%	3.21%	2.94%	3.21%
Non interest income/Average assets	1.72%	1.96%	1.99%	1.97%	3.41%
Non interest expense/Average assets	3.22%	3.45%	3.38%	3.33%	3.40%
Net noninterest expense/Average assets	-1.50%	-1.48%	-1.38%	-1.37%	0.00%

ASSET QUALITY RATIOS:
Gross charge-offs	9	34	24	26	52
Recoveries	8	27	230	6	54
Net charge-offs	1	7	(206)	20	(2)
Nonaccruing loans/Total loans	0.50%	0.44%	0.38%	0.43%	0.66%
Nonperforming loans/Total loans	0.59%	0.53%	0.47%	0.51%	0.76%
Nonperforming assets/Loans & OREO	0.66%	0.79%	0.66%	0.70%	0.76%
Nonperforming assets/Total assets	0.42%	0.49%	0.42%	0.46%	0.49%
Allowance for loan loss/Nonperforming loans	273.08%	315.40%	345.91%	304.28%	207.28%
Allowance for loan loss/Total loans	1.62%	1.68%	1.63%	1.56%	1.57%
Net loan charge-offs/Average loans (ann.)	0.00%	0.00%	(0.10)%	0.01%	(0.00)%
Loan loss provision/Net charge-offs	N/M	0.00%	(145.63)%	0.00%	(37500.00)%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	74.75%	73.92%	76.15%	77.95%	75.72%
Equity/ Assets	9.93%	10.89%	10.85%	10.97%	10.86%
Tangible equity/Tangible assets	8.30%	9.27%	9.30%	9.41%	9.30%
Common equity tier 1 ratio (Bank)	13.71%	13.94%	13.23%	13.11%	13.08%

END OF PERIOD BALANCES
Total assets	1,335,130	1,330,855	1,329,725	1,312,507	1,325,867
Total loans	850,671	822,714	846,548	850,513	848,176
Deposits	1,138,071	1,113,045	1,111,660	1,091,034	1,120,196
Stockholders equity	132,637	144,929	144,292	144,017	143,966
Goodwill and intangibles	23,804	23,774	22,692	22,710	22,728
Tangible equity	108,833	121,155	121,600	121,307	121,238
Mortgage servicing portfolio	1,375,554	1,362,962	1,341,439	1,323,804	1,304,097
Wealth/Brokerage assets under care	560,698	618,279	588,319	600,904	576,503
Total assets under care	3,271,382	3,312,096	3,259,483	3,237,215	3,206,467
Full-time equivalent employees	256	269	264	256	246
Period end common shares outstanding	7,111	6,884	6,927	7,026	7,242
Market capitalization (all)	141,575	135,415	125,935	129,984	132,239

AVERAGE BALANCES
Total assets	1,350,982	1,342,202	1,333,369	1,329,348	1,281,635
Total earning assets	1,270,218	1,263,431	1,253,722	1,251,213	1,203,284
Total loans	832,825	845,078	856,486	853,794	862,898
Deposits	1,134,234	1,123,843	1,109,491	1,115,186	1,073,641
Stockholders equity	139,214	144,749	144,565	144,315	143,167
Goodwill and intangibles	23,801	22,701	22,701	22,718	22,736
Tangible equity	115,413	122,048	121,864	121,597	120,431
Average basic shares outstanding	7,035	6,906	6,966	7,148	7,317
Average diluted shares outstanding	7,100	6,970	7,017	7,200	7,335

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three Months Ended March 31, 2022 and 2021
($ in thousands)	Three Months Ended Mar. 31, 2022			Three Months Ended Mar. 31, 2021
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$429,839	$1,235	1.15%	$332,824	$643	0.77%
Nontaxable securities	7,554	47	2.49%	7,562	88	4.65%
Loans, net	832,825	8,113	3.90%	862,898	9,974	4.62%

Total earning assets	1,270,218	9,395	2.96%	1,203,284	10,705	3.56%

Cash and due from banks	8,156			7,775
Allowance for loan losses	(13,807)			(12,843)
Premises and equipment	25,317			23,503
Other assets	61,098			59,916

Total assets	$1,350,982			$1,281,635

Liabilities
Savings, MMDA and interest bearing demand	$733,095	$398	0.22%	$614,802	$508	0.33%
Time deposits	155,006	220	0.57%	206,903	454	0.88%
Repurchase agreements & other	25,115	13	0.21%	24,134	11	0.18%
Advances from Federal Home Loan Bank	5,500	39	2.84%	8,000	56	2.80%
Trust preferred securities	10,310	53	2.06%	10,310	51	1.98%
Subordinated debt	19,552	195	3.99%	-	-	0.00%

Total interest bearing liabilities	948,578	918	0.39%	864,149	1,080	0.50%

Non interest bearing demand	246,133	-		251,936	-

Total funding	1,194,711		0.31%	1,116,085		0.39%

Other liabilities	17,057			22,383

Total liabilities	1,211,768			1,138,468

Equity	139,214			143,167

Total liabilities and equity	$1,350,982			$1,281,635

Net interest income		$8,477			$9,625

Net interest income as a percent of average interest-earning assets - GAAP measure			2.67%			3.20%

Net interest income as a percent of average interest-earning assets - non GAAP			2.68%			3.21%
- Computed on a fully tax equivalent (FTE) basis

Non-GAAP reconciliation	Three Months Ended
($ in thousands, except per share & ratios)	Mar. 31, 2022	Mar. 31, 2021

Total Operating Revenue	$14,279	$20,547
Adjustment to (deduct)/add OMSR recapture/impairment*	(889)	(2,706)
Adjusted Total Operating Revenue	13,390	17,841

Income before Income Taxes	3,420	8,888
Adjustment for OMSR	(889)	(2,706)
Adjusted Income before Income Taxes	2,531	6,182

Provision for Income Taxes	607	1,807
Adjustment for OMSR **	(187)	(568)
Adjusted Provision for Income Taxes	420	1,239

Net Income	2,813	7,081
Adjustment for OMSR & merger expenses	(703)	(2,138)
Adjusted Net Income	2,110	4,943

Diluted Earnings per Share	0.40	0.97
Adjustment for OMSR & merger expenses	(0.10)	(0.29)
Adjusted Diluted Earnings per Share	$0.30	$0.68

Return on Average Assets	0.83%	2.21%
Adjustment for OMSR & merger expenses	-0.21%	-0.67%
Adjusted Return on Average Assets	0.62%	1.54%

*	valuation adjustment to the Company’s mortgage servicing rights

**	tax effect is calculated using a 21% statutory federal corporate income tax rate